UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549


                                    ----------------------

                                        AMENDMENT NO. 1
                                              TO
                                           FORM 8-K

                                        CURRENT REPORT
                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934

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

Date of report (Date of earliest event reported)      October 28, 2004
                                                 ----------------------------------------------



                               Marsh & McLennan Companies, Inc.
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                      (Exact Name of Registrant as Specified in Charter)



           Delaware                         1-5998                         36-2668272
------------------------------- ----------------------------- ---------------------------------
 (State or Other Jurisdiction      (Commission File Number)              (IRS Employer
      of Incorporation)                                                Identification No.)


     1166 Avenue of the Americas, New York, NY                               10036
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    (Address of Principal Executive Offices)                               (Zip Code)


Registrant's telephone number, including area code    (212) 345-5000
                                                   --------------------------------------------


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))



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                 Section 1--Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

      As reported in a Current Report on Form 8-K of Marsh & McLennan Companies, Inc. ("MMC"), dated, and filed on, Monday, October 25, 2004, MMC named Michael
G. Cherkasky as its new president, chief executive officer and a director. Mr. Cherkasky has an employment agreement with Marsh USA Inc., a subsidiary of Marsh Inc., effective as of July 7, 2004 (the "Agreement"). The Agreement has a four-year term, subject to renewal upon agreement of the parties and subject to earlier termination of employment for any reason. Under the Agreement, Mr. Cherkasky is entitled to an annual base salary of at least $750,000, and is eligible for a target annual bonus equal to 100% to 160% (minimum 160% for 2004 and 2005) of annual base salary. Mr. Cherkasky is also eligible to participate in MMC's long-term equity incentive compensation plans. The Agreement provided for a cash bonus on the effective date of MMC's acquisition of Kroll Inc. in July 2004 (the "merger") of $6,390,000 in exchange for Mr. Cherkasky's release of claims under his previous employment agreement with Kroll and his continued employment with Kroll through the completion of the merger, and a retention award of $3,000,000 in MMC stock, with a vesting period of four years. If Mr. Cherkasky's employment is terminated other than for cause (as defined in the Agreement) or if he resigns for "good reason" (as defined in the Agreement), Mr. Cherkasky's retention stock award would immediately vest and he would be entitled to receive previously earned base salary and bonus, plus an amount equal to annual base salary. Under the Agreement, if his employment ends prior to the end of the four-year employment period for any reason and, in certain circumstances, if his employment ends following the end of the four-year period, Mr. Cherkasky would be subject to certain non-competition and non-solicitation restrictions.

                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (c) See Item 1.01 above for a description of an employment agreement between Marsh USA Inc., an indirect subsidiary of MMC, and the new president and chief executive officer of MMC. This shall serve to amend Item 5.02 of the Current Report on Form 8-K of MMC dated, and filed on, October 25, 2004.



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                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

      (c)  Exhibits

     10.1. Employment Agreement, dated as of July 7, 2004, among Marsh USA Inc., Kroll Inc. and Michael G. Cherkasky.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARSH & McLENNAN COMPANIES, INC.

                                        By: /s/ Bart Schwartz
                                            -----------------------------------
                                            Name:  Bart Schwartz
                                            Title: Deputy General Counsel
                                                    & Corporate Secretary


Date: October 28, 2004